EARNINGS PRESENTATION Third Quarter 2026 OCTOBER 29 | 2026

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s representatives may also make forward-looking statements orally or in writing from time to time. Statements in this document that are not historical facts, including, statements about the Company’s beliefs and expectations, future financial performance, growth, and future prospects, the Company’s strategy, business and economic trends and growth, technological leadership and differentiation, potential and completed acquisitions, anticipated and actual operating efficiencies and synergies and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Forward-looking statements, which are generally denoted by words such as “ability,” “aim,” “anticipate,” “assume,” “believe,” “better,” “build,” “consider,” “continue,” “could,” “develop,” “drive,” “enhance,” “estimate,” “expect,” “focus,” “forecast,” “future,” “grow,” “guidance,” “illustrative,” “improve,” “intend,” “likely,” “maintain,” “may,” “ongoing,” “outlook,” “plan,” “position,” “possible,” “potential,” “probable,” “project,” “scenario,” “seek,” “should,” “target,” “will,” “would” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements in this document are based on certain key expectations and assumptions made by the Company. Although the management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The material assumptions upon which such forward-looking statements are based include, among others, assumptions with respect to general business, economic and market conditions, the competitive environment, anticipated and unanticipated tax consequences and anticipated and unanticipated costs. These forward-looking statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. These forward- looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following: • risks associated with international, national and regional unfavorable economic conditions, including the effect of changing tariffs and other trade policies, inflation and other macroeconomic factors that could affect the Company or its clients; • demand for the Company’s services, which may precipitate or exacerbate other risks and uncertainties; • inflation and actions taken by central banks to counter inflation; • the Company’s ability to attract new clients and retain existing clients; • the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements; • financial failure of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to compete in the markets in which it operates; • the Company’s ability to achieve its cost saving initiatives; • the Company’s implementation of strategic initiatives; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests, deferred acquisition consideration and profit interests; • the Company’s ability to manage its growth effectively; • the Company’s ability to identify and complete acquisitions or other strategic transactions that complement and expand the Company’s business capabilities and successfully integrate newly acquired businesses into the Company’s operations, retain key employees, and realize cost savings, synergies and other related anticipated benefits within the expected time period; • the Company’s ability to identify and complete divestitures and to achieve the anticipated benefits therefrom; • the Company’s ability to develop products incorporating new technologies, including augmented reality, artificial intelligence, and virtual reality, and realize benefits from such products; • the Company’s use of artificial intelligence, including generative artificial intelligence; • adverse tax consequences for the Company, its operations and its stockholders, that may differ from the expectations of the Company, including that recent or future changes in tax laws, potential changes to corporate tax rates in the United States and disagreements with tax authorities on the Company’s determinations that may result in increased tax costs; • adverse tax consequences in connection with the business combination that formed the Company in August 2021, including the incurrence of material Canadian federal income tax (including material “emigration tax”); • the Company’s ability to maintain an effective system of internal control over financial reporting, including the risk that the Company’s internal controls will fail to detect misstatements in its financial statements; • the Company’s ability to accurately forecast its future financial performance and provide accurate guidance; • the Company’s ability to protect client data from security incidents or cyberattacks; • economic disruptions resulting from war and other economic and geopolitical tensions (such as the ongoing military conflicts in Iran and the Middle East, and between Russia and Ukraine), terrorist activities, natural disasters, public health events, and tariff and trade policies; • stock price volatility; and foreign currency fluctuations. Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2025 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2026, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings. FORWARD LOOKING STATEMENTS & OTHER INFORMATION 2

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES 3 In addition to its reported results, Stagwell Inc. has included in this earnings presentation certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following: Pro Forma Results: The Pro Forma amounts presented for each period were prepared by combining the historical standalone statements of operations for each of legacy MDC and SMG. The unaudited pro forma results are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or consolidated financial condition would have been had the combination actually occurred on the date indicated, nor do they purport to project the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. The Company has excluded a quantitative reconciliation of Adjusted Pro Forma EBITDA to net income under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. 1. Organic Net Revenue: “Organic net revenue growth (decline)” reflects the year-over-year change in the Company’s reported net revenue attributable to the Company’s management of the entities it owns. We calculate organic net revenue growth (decline) by subtracting the net impact of acquisitions (divestitures) and the impact of foreign currency exchange fluctuations from the aggregate year-over-year increase or decrease in the Company’s reported net revenue. The net impact of acquisitions (divestitures) reflects the year-over-year change in the Company’s reported net revenue attributable to the impact of all individual entities that were acquired or divested in the current and prior year. We calculate the impact of an acquisition as follows: (a) for an entity acquired during the current year, we present the entity’s current period reported revenue as the impact of the acquisition in the current year; and (b) for an entity acquired in the prior year, we present an amount equal to the entity’s current year net revenue for the same period during which we didn’t own the entity in the prior year as the impact of the acquisition in the current year. We calculate the impact of a divestiture as follows: (a) for a divestiture in the current year, we present the entity’s prior year net revenue for the same period during which we no longer owned it in the current year as impact of the divestiture in the current year; and (b) for a divestiture in the prior year, we present the entity’s prior year net revenue for the period during which we owned it in the prior year as impact of the divestiture in the current year. We calculate the impact of any acquisition or divestiture without adjusting for foreign currency exchange fluctuations. The impact of foreign currency exchange fluctuations reflects the year-over-year change in the Company’s reported net revenue attributable to changes in foreign currency exchange rates. We calculate the impact of foreign currency exchange fluctuations for the portion of the reporting period in which we recognized revenue from a foreign entity in both the current year and the prior year. The impact is calculated as the difference between (1) reported prior period net revenue (converted to U.S. dollars at historical foreign currency exchange rates) and (2) prior period net revenue converted to U.S. dollars at current period foreign exchange rates 2. Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. 3. Adjusted EBITDA: defined as Net income (loss) attributable to Stagwell Inc. common shareholders excluding non-operating income or expense, income tax expense or benefit, equity in income or loss of non-consolidated entities and net income or loss attributable to noncontrolling and redeemable noncontrolling interest holders to achieve Operating income (loss), plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, impairment and other losses, and other items. Other items primarily includes restructuring, certain system implementation costs, working capital administrative fees and acquisition-related expenses. Adjusted EBITDA for our reportable segments is reconciled to Operating income (loss), as Net income (loss) is not relevant for reportable segment financial metric 4. Adjusted Diluted EPS: defined as Adjusted Net Income (loss) attributable to Stagwell Inc. common and Class C shareholders, divided by the diluted weighted average shares outstanding. Adjusted Net Income represents net income (loss) attributable to Stagwell Inc. common and Class C shareholders, excluding amortization, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items (as defined above), allocated between the two share classes based on their respective income allocation percentages using a normalized effective tax rate. The diluted weighted average shares outstanding includes the diluted weighted average common shares outstanding plus Class C common stock, par value $0.00001 per share (the “Class C Common Stock”) as if converted to shares of Class A Common Stock if not included because they were anti-dilutive 5. Free Cash Flow: defined as consolidated net cash flow from operations less cash outflow from capital expenditures and capitalized software, excluding material nonrecurring capital purchases. Free Cash Flow Conversion is the percentage of adjusted EBITDA. 6. Financial Guidance: The Company provides guidance on a non-GAAP basis as it cannot predict certain elements which are included in reported GAAP results. Included in this earnings presentation are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures.

4 FINANCIAL Outlook Note: Guidance as of 10/29/2026. The Company has excluded a quantitative reconciliation with respect to the Company’s 2026 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" on previous slide for additional information on definitions for Total Net Revenue, Adjusted EBITDA, Adjusted Diluted Earnings Per Share, and Free Cash Flow. Please refer to our investor website at stagwellglobal.com/investors for information on Forward Looking Statements and risk factors outlined in our 2025 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 13 2026, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings. Raise ADJUSTED EBITDA$490M - $540M IN ADJUSTED EARNINGS PER SHARE$1.07 - $1.21 Reiterate TOTAL NET REVENUE GROWTH8% - 12% EBITDA CONVERSION ON FREE CASH FLOW50% - 60%

5 OUR OPERATING Segments Marketing Services Scaling Brand Reach with AI-Powered Creativity Media & Commerce Delivering Data-Driven Outcomes for Brand Performance Communications Intelligent & Highly-Targeted Communications Strategies Digital Transformation Building & Designing Digital Platforms & Technology 2 3 4 5 The Marketing Cloud SaaS & DaaS Tools for the Modern Marketer 1 32% 18% 24% 18% 8% % OF 3Q26 NET REVENUE BY SEGMENT Notes: Figures may not foot due to rounding

THIRD QUARTER *Highlights*

NET REVENUE *$664M*

NET LEVERAGE RATIO *2.7x*

ADJ. EBITDA *$145M*

STAGWELL
TRANSFORMING MARKETING

ACCELERATING GROWTH

Organic Revenue growth of 11% YoY to $816M, Organic Net revenue growth of 7% YoY to $664M

- Performance driven by organic net revenue growth of **23%** in Digital Transformation; Organic two-year stack of **30%** continues improving trend and demonstrates accelerating momentum
- Organic net revenue growth of **108%** in The Marketing Cloud driven by accelerating Software & Enterprise Tech sales
- Communications saw sequential improvement in organic net revenue growth to **20%** in 3Q26 ahead of upcoming US Midterm elections

CONTINUING NEW BUSINESS MOMENTUM

$168M of net new business, Bringing LTM NNB to $586M

- Secured largest ever multi-agency win with **ServiceNow**
- Landed **first major Federal Government contract** with U.S. Central Command
- **$59M** of committed revenue for Enterprise Tech Solutions year-to-date, including Stagwell Machines, more than double initial $25 million target

IMPROVING CASH & COSTS

3Q26 adjusted EPS grew 42% to $0.34

- Adjusted EBITDA grew **25%** to $145M, a **22%** margin, **290bps** higher than 3Q25
- Cash Flow from Operations improved **$125M** YoY*
- Labor Ratio in 3Q26 stands at **57.6%,** an improvement of **400bps** versus the prior year period
- Actioned **$78 million** to date of the $80-$100M of cost savings by YE26 announced in April 2025

TRANSFORMING THE BUSINESS

Expanded strategic partnership with Palantir to strengthen Stagwell enterprise solutions and co-develop future tools

- Launched new global media agency **Stagwell Media,** introducing a differentiated media model designed for agility, performance, and growth
- Streamlined AI product go-to-market strategy with **Stagwell AI,** a unified portfolio of agentic technology solutions including Stagwell Machines for enterprises and NEW by Stagwell AI for SMBs
- Acquired **Freestar**, an ad operation platform serving blue-chip online publishers like Fortune and The Boston Globe, to further our investment in owned media

Note: Net Leverage Ratio defined as Net Debt divided by LTM Adjusted EBITDA.
* Excludes $3.1M pension settlement contribution. GAAP net cash provided by operating activities improved $121.6M YoY to $152.3M.

6

7 Drivers

Mark Penn
CHAIRMAN & CEO

" Stagwell is fast becoming the #1 Marketing Transformation company in the world

We are increasingly the mix of software and services I envisioned when I founded Stagwell 11 years ago.

Our current valuation does not reflect our high growth, high margin business mix driven by our differentiated Digital Transformation & Enterprise Technology offerings. "

23%
ORGANIC NET REVENUE GROWTH
VERSUS 3Q25

9
CONSECUTIVE QUARTERS OF 2-YEAR STACK IMPROVEMENT

TWO-YEAR ORGANIC NET REVENUE GROWTH STACK



29.2%
31.9%
23.6%
11.0%
14.2%
-2.9%
-0.3%
0.2%
-15.2%
-24.5%
-26.1%
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26

Note: Two-Year Stack calculated as current period growth plus prior year same period growth. Chart represents Organic Net Revenue Growth for the Digital Transformation segment. Refer to "Definitions of Non-GAAP Financial Measures" on Slide 3 of this presentation for definition of "Organic Net Revenue".

8

9 EXCEEDED ENTERPRISE TECHNOLOGY Target Preliminary Target Progress $25M $12M Identified Pipeline $59M Committed Revenue $71M Identified Pipeline + Committed Revenue

10 NEW BUSINESS Momentum $168M3Q26 NET NEW BUSINESS $586MLTM $31.3M3Q26ANNUALIZED NET REVENUE NOTABLE BUSINESS WINS & EXPANSIONS AVG. PER TOP 25 CLIENT

11 NEW BUSINESS Momentum $251M $324M $472M $586M 3Q23 3Q24 3Q25 3Q26 Note: Net New Business defined as estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period . GROWTH FROM TOP 100 CUSTOMERS (VERSUS 3Q25) 29% INCREASE IN LTM NET NEW BUSINESS (VERSUS 3Q25) $114M

12 Financials

3Q26 & 9M26
Summary Combined Financials

	Three Months Ended Sept 30		*Nine Months Ended Sept 30*	
	2026	**2025**	**2026**	**2025**
Revenue	**$816,027**	**$742,998**	**$2,306,477**	**$2,101,556**
Billable Costs	152,010	128,476	426,253	324,718
Net Revenue	**664,017**	**614,522**	**1,880,224**	**1,776,838**
Staff costs	385,617	387,210	1,150,185	1,136,742
Administrative costs	82,758	70,387	239,473	218,223
Unbillable and other costs, net	50,806	40,938	147,358	129,302
Adjusted EBITDA	**144,836**	**115,987**	**343,208**	**292,571**
Stock-based compensation	28,920	12,646	61,735	44,143
Depreciation and amortization	48,300	44,260	136,395	127,635
Deferred acquisition consideration	7,675	(13,348)	26,766	(9,911)
Impairment and other losses	1,028	466	1,219	466
Other items, net	10,854	11,050	47,846	27,868
Operating income	**$48,059**	**$60,913**	**$69,247**	**$102,370**
Adjusted EBITDA margin *(on net revenue)*	***21.8%***	***18.9%***	***18.3%***	***16.5%***

STAGWELL TRANSFORMING MARKETING

Note: Figures may not foot due to rounding.

13

14 3Q26 & 9M26 Net Revenue Note: Figures may not foot due to rounding. Nine Months Ended Sept 30, 2026Three Months Ended Sept 30, 2026 ChangeNet RevenueChangeNet Revenue $1,776,838$614,522September 30, 2025 4.8%84,6247.4%45,688Organic net revenue 0.6%10,5420.7%4,260Acquisitions (divestitures), net 0.5%8,220(0.1%)(453)Foreign currency 5.8%$103,3868.1%$49,495Total Change $1,880,224$664,017September 30, 2026

Note: Figures may not foot due to rounding. 3Q 15 YTD3Q26 Net Revenue Growth Organic Net Revenue Growth Net Revenue Growth Organic Net Revenue Growth 7.5%7.3%12.0%11.2%United States 7.2%6.3%(1.1%)(0.8%)United Kingdom (2.8%)(8.2%)(6.8%)(7.1%)Rest of World 5.8%4.8%8.1%7.4%TOTAL 80% 6% 14% % OF NET REVENUE 3Q26 & 9M26 NET REVENUE by Geography

3Q26 & 9M26 REVENUE GROWTH *by Segment*

% OF TOTAL REVENUE

3Q



7%
15%
21%
26%
31%

	OPERATING SEGMENT	3Q26 Organic Revenue Growth	3Q26 Revenue Growth	YTD Organic Revenue Growth	YTD Revenue Growth
	The Marketing Cloud	108.6%	110.1%	39.7%	43.4%
	Digital Transformation	21.5%	21.8%	17.2%	18.8%
	Media & Commerce	(3.2%)	(3.4%)	(0.4%)	4.9%
	Communications	40.0%	45.4%	28.6%	31.4%
	Marketing Services	(6.8%)	(12.2%)	(0.4%)	(3.7%)
	TOTAL	**10.8%**	**9.8%**	**8.8%**	**9.7%**

STAGWELL TRANSFORMING MARKETING

3Q26 & 9M26 NET REVENUE GROWTH
by Segment

% OF TOTAL NET REVENUE

3Q


8%
18%
24%
18%
32%

OPERATING SEGMENT	3Q26 Organic Net Revenue Growth	3Q26 Net Revenue Growth	YTD Organic Net Revenue Growth	YTD Net Revenue Growth
The Marketing Cloud	108.4%	109.6%	39.5%	43.2%
Digital Transformation	23.1%	23.5%	16.5%	17.7%
Media & Commerce	(2.1%)	(2.3%)	0.0%	1.3%
Communications	20.0%	28.0%	12.7%	16.6%
Marketing Services	(7.5%)	(9.3%)	(2.2%)	(2.9%)
TOTAL	**7.4%**	**8.1%**	**4.8%**	**5.8%**

STAGWELL
TRANSFORMING MARKETING

YTD3Q26OPERATING SEGMENT N/AN/AThe Marketing Cloud 38.2%47.1%Digital Transformation 0.9%(19.5%)Media & Commerce 56.4%90.8%Communications (9.3%)(27.1%)Marketing Services 17.3%24.8%TOTAL 14% 22% 11% 28% 24% Adj. EBITDA* Growth Y/Y Note: Figures may not foot due to rounding. *Adjusted EBITDA percentages in pyramid does not adjust for corporate eliminations 3Q26 & 9M26 ADJ. EBITDA GROWTH by Segment 3Q % OF TOTAL ADJ. EBITDA

19 LIQUIDITY Note: Figures may not foot due to rounding. $ in Millions AVAILABLE LIQUIDITY (AS OF 09/30/2026) $750Commitment Under Credit Facility 324Drawn 16Letters of Credit $410Undrawn Commitments Under Facility 132Total Cash & Cash Equivalents $542TOTAL AVAILABLE LIQUIDITY

20 Note: Figures may not foot due to rounding. MAINTAINING Discipline AROUND DEFERRED ACQUISITION COSTS DAC DECREASED BY $13M FROM 3Q25 QUARTER-END BALANCE ($2M) FROM 3Q24 QUARTER-END BALANCE $70M FROM 3Q23 QUARTER-END BALANCE $134M $62M $77M $64M 3Q23 3Q24 3Q25 3Q26

3Q26 & YTD26
Adjusted Earnings Per Share

$ and Shares in Thousands	Three Months Ended Sept 30, 2026 REPORTED (GAAP)	Three Months Ended Sept 30, 2026 ADJUSTMENTS	Three Months Ended Sept 30, 2026 NON-GAAP	Nine Months Ended Sept 30, 2026 REPORTED (GAAP)	Nine Months Ended Sept 30, 2026 ADJUSTMENTS	Nine Months Ended Sept 30, 2026 NON-GAAP
Net income (loss) attributable to Stagwell Inc. common shareholders	$ 18,119	$67,859	$ 85,978	$ (2,970)	$193,633	$ 190,663
Diluted - Weighted average number of common shares outstanding	250,989	—	250,989	247,131	—	247,131
Adjusted earnings per share (diluted)	**$ 0.07**		**$ 0.34**	**$ (0.01)**		**$ 0.77**
ADJUSTMENTS TO NET INCOME						
Amortization expense		$ 42,884			$ 119,962	
Impairment and other losses		1,028			1,219	
Stock-based compensation		28,920			61,735	
Deferred acquisition consideration		7,675			26,766	
Other items, net		7,409			44,401	
Total add-backs		87,916			254,083	
Adjusted tax expense		(20,057)			(60,450)	
		$67,859			**$193,633**	

STAGWELL
TRANSFORMING MARKETING

Note: Numbers may not foot due to rounding.

21

22 3Q26 & YTD26 GAAP Consolidated Operating Performance Note: Numbers may not foot due to rounding. Nine Months Ended Sept 30Three Months Ended Sept 30 2025202620252026$ and Shares in Thousands $2,101,556$2,306,477$742,998$816,027Revenue 1,342,2401,488,293470,937511,698Cost of services 528,845611,323166,422206,942Office & general expenses 127,635136,39544,26048,300Depreciation and amortization 4661,2194661,028Impairment and other losses 102,37069,24760,91348,059Operating income (72,007)(69,587)(25,196)(23,993)Interest expense, net (484)(172)(366)2,244Foreign exchange, net (2,143)3,394(2,032)2,526Other, net (74,634)(66,365)(27,594)(19,223)Other income (expenses) 27,7362,88233,31928,836Income before income taxes and equity in earnings of non-consolidated affiliates 13,9507,6469,55510,882Income tax expense 13,786(4,764)23,76417,954Income (loss) before equity in earnings of non-consolidated affiliates 18512(1)442Equity in income (loss) of non-consolidated affiliates 13,804(4,252)23,76318,396Net income (loss) 2,6371,282856(277)Net (income) loss attributable to non-controlling & redeemable non-controlling interests $16,441$(2,970)$24,619$18,119Net income (loss) attributable to Stagwell Inc. common shareholders EARNINGS (LOSS) PER SHARE $0.08$(0.01)$0.10$0.07Basic $0.04$(0.01)$0.09$0.07Diluted WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING 210,139247,131255,952244,666Basic 266,773247,131259,583250,989Diluted

23 CAPITAL Structure 1. A portion of the DAC will be paid with approximately 2.4m shares assuming conversion as of 10/23/26. 2. Includes redeemable non-controlling interest and obligations in connection with profit interests held by employees. 3. Non-consolidated investments 4. Share Count does not include portion of DAC to be settled in stock. Pro Forma total share count as of 10/23/2026 would be 248.0m Class A shares, 3.5m shares to settle DAC and 23.2m share-based awards, for a total of 274.7m shares outstanding. NET DEBT & DEBT-LIKE ($M, AS OF 09/30/2026) $ 324Revolving Credit Facility 1,100Bonds 16NCI 64DAC1 29RNCI2 (27)Less: Investments3 (132)Less: Cash $ 1,374TOTAL NET DEBT & DEBT-LIKE SHARE COUNT4 (THOUSANDS, AS OF 10/23/2026) 247,973Class A 23,219Share-based awards 271,192DILUTED

24 SHARE COUNT Trajectory Note: Shares Outstanding includes all Class A, B and C shares outstanding as reported in the full-year earnings presentation related to the specified year. Class B and Class C shares are no longer extant.. 298.2M 292.6M 270.1M 266.5M 252.3M 246.4M 244.4M 244.6M YE21 YE22 YE23 YE24 YE25 1Q26 2Q26 3Q26 SHARES OUTSTANDING REDUCTION IN SHARE COUNT (VERSUS 3Q25) 10M REDUCTION IN SHARE COUNT (VERSUS YEAR-END 2021) 54M AVAILABLE TO REPURCHASE SHARES UNDER CURRENT PLAN $326M

25 ILLUSTRATIVE VALUATION SCENARIO Pivot to Digital Transformation & Software Numbers may not foot due to rounding Enterprise ValueMultiple2028 Adjusted EBITDA $ 2,23712.0x$ 186Digital Transformation $ 2,04015.0x$ 136The Marketing Cloud $ 2,7417.0x$ 392All Other $ 7,0179.8x$ 714TOTAL $ (466)(Net Debt) $ 6,551EQUITY VALUE 248/ Share Count $ 26.42STOCK PRICE Key Assumptions: • 4Q26 Segment Net Revenue applies 3Q26 year-over-year organic growth rates to 4Q25 actuals • Digital Transformation segment grows at a 15% Net Revenue CAGR from ‘26-’28; Segment margin of 32%, in-line with 3Q26 • The Marketing Cloud segment grows at a 35% Net Revenue CAGR from ‘26-’28; Segment margin of 45%, broadly in-line with 3Q26 • All Other grows at a 5% Net Revenue CAGR; Segment margin of 18%, broadly in-line with 3Q26 • Free Cash Flow Conversion of 55% in ‘27 and ‘28, in-line with FY26 Guidance • Share Count reflects Class A shares outstanding as of 10/23/26 • Model does not include potential M&A • All assumptions are believed to be reasonable but are illustrative and should not be interpreted as guidance for the current or future periods

26 CONTACT US: IR@STAGWELLGLOBAL.COM